UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:  811-06554

 ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME
TRUST, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Mark R. Manley
AllianceBernstein L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code:  (800) 221-5672

Date of fiscal year end:  September 30, 2006

Date of reporting period:    September 30, 2006


ITEM 1.  REPORTS TO STOCKHOLDERS.


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ANNUAL REPORT
-------------------------------------------------------------------------------

AllianceBernstein Global Government Income Trust


Annual Report

September 30, 2006




     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS




Investment Products Offered

o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed


The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein(R) at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of the NASD.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.




November 20, 2006

Annual Report

This report provides management's discussion of fund performance for AllianceBernstein Global Government Income Trust (the "Fund") for the annual reporting period ended September 30, 2006. Prior to February 1, 2006, the Fund was named AllianceBernstein Americas Government Income Trust.

Investment Objectives and Policies

This open-end fund seeks to generate current income consistent with preservation of capital. The Fund invests, under normal circumstances, at least 80% of its assets in government securities. The Fund invests, under normal circumstances, at least 65% of its net assets in debt securities issued or guaranteed by governments of countries that are members of the Organization of Economic Co-operation and Development, or OECD. The Fund may invest in debt securities with a range of maturities from short- to long-term. Under normal circumstances, the Fund invests at least 80% of its assets in fixed-income securities rated investment grade at the time of investment.

Investment Results

The table on page 6 shows the Fund's performance compared to its new benchmark, the Lehman Brothers (LB) Global Treasury Index (hedged to the U.S. dollar), along with the Fund's old benchmark, a composite consisting of 50% LB Government Index and 50% J.P. Morgan Emerging Markets Bond Index Plus (EMBI+) Latin Only, and the individual components of the composite. In February of 2006, the Fund's investment guidelines were changed to include a broader spectrum of government securities from around the world. As a result, the benchmark was changed to one that includes global government securities.

The Fund's Class A shares outperformed its new benchmark, the LB Global Treasury Index (hedged to the U.S. dollar) for the 12-month period ended September 30, 2006. The Fund's emerging market exposure, as well as its holdings in local Brazilian, Mexican and Canadian debt, contributed positively to performance for the period. Within the local markets, Brazil returned 19.41%, Mexico returned 11.39% and Canada returned 4.41%, all outperforming the benchmark for the 12-month period.

The Fund underperformed its new benchmark for the six-month period ended September 30, 2006. During the six-month period, Fund performance was dampened by its local currency holdings, which performed poorly in the second quarter. Additionally, the Fund's overweight positions in the U.K., Poland and Sweden, which underperformed the Index, as well as the Fund's underweight of U.S. Treasuries during the rally in the final quarter, also dampened performance for the six-month period.

Market Review and Investment Strategy

The developed global government bond market posted modest returns during the 12-month period ended September 30, 2006, returning 3.36%, according to the LB Global Treasury Index (hedged to the U.S. dollar). Global government bond returns were generally weak-to-negative in the first three quarters of the 12-month period, buffeted by higher global interest rates, stronger global growth and continued


ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST o 1


rate hikes by the U.S. Federal Reserve, European Central Bank (ECB), Bank of Japan and other central banks.

In the third quarter, however, both global fixed-income and equity markets bounced back strongly sparked by evidence of a cooling global economy, declining long-term yields and the first U.S. monetary-policy shift in more than two years. The global economic growth cycle peaked in the first half of 2006 with the second half slowdown centered in the U.S., stemming from a sharp decline in the housing market.

In the U.S., the Federal Reserve left the Fed funds rate unchanged at 5.25% in August and September, following 425 basis points of consecutive rate hikes. U.S. Treasury yields ended the 12-month period higher with the 10-year yield at 4.63%, representing a gain of 30 basis points. The U.S. Treasury yield curve remained flat with the yield spread between the two- and 30-year yield at only 8 basis points. With strong growth and rising rates throughout most of the 12-month period, U.S. Treasuries underperformed the index, posting a modest return of 3.09% for the period.

In Europe, growth remained comfortably above trend. Solid domestic demand helped European economies reduce their reliance on exports, making them less vulnerable to a slowdown in global growth. During the 12-month period, the ECB increased official interest rates 1% in quarter-point increments. Inflation in the euro area fell to its lowest point in more than two years, while business and consumer confidence soared to a five-year high. The European 10-year yield gained 56 basis points to end the 12-month period at 3.71%. With relatively stronger growth and interest rate hikes by the ECB, euro-area government bonds returned a weak 1.98% for the period.

Japanese government bonds posted a stronger return of 4.92%. A recovery in economic growth during the year prompted the Bank of Japan to declare an end to "quantitative easing" in favor of a renewed focus on interest-rate management. Japan's above-trend economic growth allowed the Bank of Japan to finally raise the key lending rate in July to 0.25%, the first increase in more than five years. During the period, Japanese yields rose more modestly with the 10-year yield gaining 19 basis points to end the 12-month period at 1.68%.

U.S. dollar-denominated emerging market debt returned 7.81% for the 12-month period, according to the J.P. Morgan Emerging Markets Bond Index Global, significantly outperforming developed global government bond markets. Dollar reserve accumulation in major emerging market countries and positive supply-demand technicals continued to support the sector. Similar to developed government bond markets, emerging market debt suffered periods of negative performance in the first half of 2006, due to the cumulative effects of U.S. interest rate hikes prior to a strong rebound in the third quarter.

Top performing emerging market countries (U.S. dollar-denominated) held within the Fund included the most weighted country, Brazil, which re-


2 o ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST


turned 14.59% for the 12-month period ended September 30, 2006, followed by Peru, which returned 6.23%, Mexico, which returned 5.04% and Turkey, which returned 4.04%. Countries with smaller weightings within the Fund also performed well, including Indonesia, which returned 15.90%, the Philippines, at 16.94%, Argentina, at 22.53%, Panama, at 7.71% and Colombia, at 7.14%. As mentioned in the Fund's performance review, local currency debt in many countries performed even better, due to the strength of many local currencies versus the U.S.

Within the Fund's developed government market holdings during the 12-month period, the Fund's Global Fixed Income Investment team (the "team") favored Sweden, the U.K. and Canada (in both local currency and hedged terms). Local Canadian debt was held throughout the period, as the Canadian currency was supported by strong commodity prices and positive fundamentals, such as a declining Federal debt. The Fund was underweighted in European government debt, which underperformed during the period. Emerging market debt countries within the Fund included both U.S. dollar and local currency debt in Brazil, Mexico and Peru. Brazil's creditworthiness was enhanced by extensive dollar reserve accumulation and a reduction of its debt-to-GDP ratio through the scheduled repurchase of approximately US$24 billion of bonds. Brazil's intent to reach investment-grade status was evidenced by improvements in its local debt structure and the central bank's announcement not to issue dollar debt through 2008. Moody's recently upgraded Brazil's sovereign credit rating from Ba3 to Ba2, placing the country two steps below investment grade. The speed and depth of Brazil's rate cuts in response to declining GDP growth and well-contained inflation also made its debt attractive. The team also favored Peru during the 12-month period due to continued strong growth, low debt and low inflation.

The Fund also held small emerging market positions in Panama and Argentina. Panama's economy strengthened, helped by canal-related fees, services and expansion. Panama continued to be strongly levered to regional and global growth. Argentina continued to post strong growth during the period with GDP at 7.9% in the second quarter. Exports remained solid with the economy benefiting from soft commodity prices.


ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST o 3


HISTORICAL PERFORMANCE


An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund's quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3, 0% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

Neither the Lehman Brothers (LB) Global Treasury Index (hedged to the U.S. dollar), the LB Government Index, nor the J.P. Morgan Emerging Markets Bond Index Plus Latin Only (JPM EMBI + Latin Only) reflects fees and expenses associated with the active management of a mutual fund portfolio. The LB Global Treasury Index (hedged to the U.S. dollar) is a basket of Treasury securities from approximately 35 global developed countries and approximately 1,000 different issues. The Composite benchmark represents a 50%/50% blend of both the LB Government Index and the JPM EMBI+ Latin Only. The LB Government Index is composed of the LB Treasury Index and the LB Agency Index. The unmanaged JPM EMBI+ Latin Only is composed of dollar-denominated restructured sovereign bonds of emerging markets in Latin America; a large percentage of the Index is made up of Brady Bonds. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.


(Historical Performance continued on next page)


4 o ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST


HISTORICAL PERFORMANCE
(continued from previous page)


A Word About Risk

The Fund invests a significant amount of its assets in foreign securities which may magnify fluctuations due to changes in foreign exchange rates and the possibility of political and economic uncertainties in foreign countries. These risks may be magnified for investments in emerging markets. Since the Fund is non-diversified, it can invest more of its assets in a smaller number of countries, making the Fund more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. To increase yield, the Fund can use leverage, a speculative technique, which may increase share price fluctuation. Price fluctuation in the Fund's portfolio securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Please note, as interest rates rise, existing bond prices fall and can cause the value of an investment in the Fund to decline. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. High yield bonds, otherwise known as "junk bonds," involve a greater risk of default and price volatility than other bonds. Investing in below-investment grade securities presents special risks, including credit risk. Investments in the Fund are not guaranteed because of fluctuation in the net asset value of the underlying fixed-income related investments. Similar to direct bond ownership, bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Fund. Fund purchasers should understand that, in contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. While the Fund invests principally in bonds and other fixed-income securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund's prospectus.


(Historical Performance continued on next page)


ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST o 5


HISTORICAL PERFORMANCE
(continued from previous page)


THE FUND VS. ITS BENCHMARK
PERIODS ENDED SEPTEMBER 30, 2006
                                                                 Returns
                                                       6 Months       12 Months
  AllianceBernstein Global Government
    Income Trust
    Class A                                               2.71%           3.90%

    Class B                                               2.33%           3.28%

    Class C                                               2.20%           3.15%

  Lehman Brothers Global Treasury Index-
    Hedged to the U.S. Dollar                             3.34%           3.36%

  Composite: 50% Lehman Brothers Government
    Index and 50% J.P. Morgan EMBI+ Latin Only            4.24%           6.82%

  Lehman Brothers Government Index                        3.56%           3.30%
  J.P. Morgan EMBI+ Latin Only                            4.92%          10.33%


GROWTH OF A $10,000 INVESTMENT IN THE FUND
9/30/96 - 9/30/06


AllianceBernstein Global Government Income Trust Class A: $25,007

JPM EMBI+ Latin Only: $26,523

Composite: $23,279

LB Global Treasury Index (hedged in USD): $18,693

LB Government Index: $18,296

[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]


        AllianceBernstein
        Global Government   LB Global
          Income Trust   Treasury Index             LB Government    JPM EMBI+
             Class A     (hedged in USD) Composite       Index       Latin Only
-------------------------------------------------------------------------------
9/30/96      $9,575         $10,000       $10,000       $10,000       $10,000
9/30/97     $12,008         $11,107       $11,731       $10,916       $12,545
9/30/98     $11,932         $12,642       $11,555       $12,399       $10,465
9/30/99     $13,515         $12,752       $12,605       $12,189       $12,544
9/30/00     $15,611         $13,624       $14,409       $13,064       $15,234
9/30/01     $17,034         $14,998       $15,032       $14,796       $14,532
9/30/02     $17,193         $16,034       $14,549       $16,282       $12,138
9/30/03     $20,547         $16,581       $18,449       $16,860       $18,216
9/30/04     $21,517         $17,065       $20,061       $17,284       $20,941
9/30/05     $24,062         $18,085       $21,793       $17,711       $24,038
9/30/06     $25,007         $18,693       $23,279       $18,296       $26,523


This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Global Government Income Trust Class A shares (from 9/30/96 to 9/30/06) as compared to the performance of the Fund's new benchmark, the LB Global Treasury Index (hedged to the U.S. dollar), its old benchmark, a composite consisting of 50% LB Government Index and 50% J.P. Morgan Emerging Markets Bond Index Plus Latin Only, and the individual components of the composite. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.


See Historical Performance and Benchmark Disclosures on pages 4-5.


(Historical Performance continued on next page)


6 o ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST


HISTORICAL PERFORMANCE
(continued from previous page)


AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2006

                                                   NAV Returns     SEC Returns
Class A
1 Year                                                    3.90%          -0.50%
5 Years                                                   7.97%           7.04%
10 Years                                                 10.07%           9.60%
SEC Yield*                                                4.92%

Class B
1 Year                                                    3.28%           0.34%
5 Years                                                   7.16%           7.16%
10 Years(a)                                               9.53%           9.53%
SEC Yield*                                                4.42%

Class C
1 Year                                                    3.15%           2.17%
5 Years                                                   7.20%           7.20%
10 Years                                                  9.25%           9.25%
SEC Yield*                                                4.42%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2006)

Class A Shares
1 Year                                                                   -0.50%
5 Years                                                                   7.04%
10 Years                                                                  9.60%

Class B Shares
1 Year                                                                    0.34%
5 Years                                                                   7.16%
10 Years(a)                                                               9.53%

Class C Shares
1 Year                                                                    2.17%
5 Years                                                                   7.20%
10 Years                                                                  9.25%


* SEC Yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2006.

(a) Assumes conversion of Class B shares into Class A shares after six years.


See Historical Performance disclosures on pages 4-5.


ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST o 7


FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                     Beginning                      Ending
                   Account Value                 Account Value                  Expenses Paid
                   April 1, 2006               September 30, 2006               During Period*
              -----------------------      ---------------------------     -----------------------
              Actual     Hypothetical        Actual     Hypothetical**     Actual     Hypothetical
              ------     ------------      ---------    --------------     ------     ------------
Class A       $1,000        $1,000         $1,027.06      $1,019.85         $5.28          $5.27
Class B       $1,000        $1,000         $1,023.32      $1,016.19         $8.98          $8.95
Class C       $1,000        $1,000         $1,022.04      $1,016.29         $8.87          $8.85

* Expenses are equal to the classes' annualized expense ratios of 1.04%, 1.77%, and 1.75%, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**   Assumes 5% return before expenses.


8 o ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST


PORTFOLIO SUMMARY
September 30, 2006


PORTFOLIO STATISTICS
Net Assets ($mil): $1,469.4


SECURITY TYPE BREAKDOWN*

[ ] 81.6%  Sovereign                                         [PIE CHART OMITTED]
[ ] 16.7%  U.S. Government and Sponsored Agency Obligations

[ ]  1.7%  Short-Term


* All data are as of September 30, 2006. The Fund's security type breakdown is expressed as a percentage of total investments and may vary over time.


ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST o 9


PORTFOLIO OF INVESTMENTS
September 30, 2006


                                                     Principal
                                                        Amount
                                                          (000)   U.S. $ Value
-------------------------------------------------------------------------------
GOVERNMENT/AGENCY
OBLIGATIONS-103.7%
Argentina-1.0%
Republic of Argentina
  5.59%, 8/03/12(a)(b)                        US$       10,334      $9,533,135
  8.28%, 12/31/33(b)                                     5,272       5,079,682
                                                                   -----------
Total Argentinian Securities
  (cost $14,164,422)                                                14,612,817

Australia-2.7%
Commonwealth of Australia
  6.00%, 2/15/17(b)
  (cost $40,500,279)                          AUD       51,837      40,110,094

Brazil-8.3%
Brazilian Real Credit Linked Note
  Zero Coupon, 9/20/07(b)                     BRL      139,046      56,669,462
Federal Republic of Brazil
  8.25%, 1/20/34(b)                           US$        5,530       6,318,025
  8.88%, 4/15/24(b)                                      1,768       2,126,020
  12.50%, 1/05/16(b)                          BRL      121,935      56,500,719

Total Brazilian Securities
  (cost $107,266,663)                                              121,614,226

Canada-2.9%
Government of Canada
  2.75%, 12/01/07(b)                          CAD       16,804      14,821,797
  4.25%, 9/01/09(b)                                     17,283      15,609,668
Province of Ontario
  2.00%, 12/01/36(b)                                     6,000       5,461,060
  5.60%, 6/02/35(b)                                      6,882       7,185,972

Total Canadian Securities
  (cost $40,594,389)                                                43,078,497

Colombia-1.0%
Republic of Colombia
  11.75%, 3/01/10(b)                          COP    6,027,000       2,695,421
  11.75%, 2/25/20(b)                          US$        8,228      11,478,060

Total Colombian Securities
  (cost $10,354,400)                                                14,173,481

Costa Rica-0.3%
Costa Rican Colon Credit Linked Note
  Zero Coupon, 1/12/07(b)
  (cost $3,842,805)                           CRC    2,007,600       3,721,296


10 o ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST


                                                     Principal
                                                        Amount
                                                          (000)   U.S. $ Value
-------------------------------------------------------------------------------
Dominican Republic-0.3%
Dominican Peso Credit Linked Note
  Zero Coupon, 3/12/07(b)
  (cost $4,917,406)                           DOP      172,325      $4,841,921

El Salvador-0.3%
Republic of El Salvador
  7.65%, 6/15/35(b)(c)                        US$        1,889       2,025,953
  8.50%, 7/25/11(b)(c)                                   1,950       2,159,625

Total Salvadoran Securities
  (cost $3,948,830)                                                  4,185,578

Germany-3.3%
Deutsche Bundesrepublik
  6.50%, 7/04/27(b)
  (cost $46,542,157)                          EUR       28,000      48,385,694

Indonesia-1.2%
Indonesian Rupiah Credit Linked Note
  11.00%, 10/15/14(b)                         IDR   70,498,625       7,642,129
  12.90%, 6/15/22(b)                                70,203,600       7,630,993
Republic of Indonesia
  6.88%, 3/09/17(b)(c)                        US$        2,996       3,063,410

Total Indonesian Securities
  (cost $18,333,579)                                                18,336,532

Japan-3.3%
Government of Japan
  0.80%, 9/10/15(b)
  (cost $50,535,373)                          JPY    5,910,250      49,088,222

Mexico-12.7%
Mexican Bonos
  8.00%, 12/24/08-12/07/23(b)                 MXN    1,224,745     109,168,205
  9.00%, 12/24/09-12/20/12(b)                          576,086      54,417,362
  10.00%, 12/05/24(b)                                  217,539      22,520,980

Total Mexican Securities
  (cost $160,780,645)                                              186,106,547

New Zealand-0.3%
New Zealand Government
  6.00%, 7/15/08(b)
  (cost $3,814,133)                           NZD        5,840       3,771,278


ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST o 11


                                                     Principal
                                                        Amount
                                                          (000)   U.S. $ Value
-------------------------------------------------------------------------------
Norway-3.2%
Kingdom of Norway
  5.50%, 5/15/09(b)                           NOK      133,265     $21,195,232
  6.00%, 5/16/11(b)                                    160,000      26,558,564

Total Norwegian Securities
  (cost $51,209,740)                                                47,753,796

Panama-0.9%
Republic of Panama
  6.70%, 1/26/36(b)
  (cost $10,058,468)                          US$       13,350      13,350,000

Peru-4.6%
Peru Bono Soberano
  7.84%, 8/12/20(b)                           PEN       13,000       4,245,747
  8.60%, 8/12/17(b)                                     22,510       7,761,016
  9.91%, 5/05/15(b)                                     48,440      17,897,690
Republic of Peru
  8.20%, 8/12/26(b)                                     30,663      10,204,963
  8.38%, 5/03/16(b)                           US$        3,343       3,844,450
  8.75%, 11/21/33(b)                                     8,131       9,960,475
  9.88%, 2/06/15(b)                                     11,665      14,435,437

Total Peruvian Securities
  (cost $61,232,779)                                                68,349,778

Philippines-1.1%
Republic of Philippines
  10.63%, 3/16/25(b)
  (cost $16,031,375)                                    12,500      16,643,750

Poland-12.0%
Republic of Poland
  5.75%, 9/23/22(b)                           PLN       51,792      16,538,247
  6.25%, 10/24/15(b)                                   475,300     159,498,274

Total Polish Securities
  (cost $175,562,570)                                              176,036,521

South Africa-2.6%
Republic of South Africa
  13.00%, 8/31/10(b)
  (cost $47,879,483)                          ZAR      250,000      37,552,881

South Korea-4.3%
South Korean Won Credit Linked Note
  5.00%, 3/10/11(b)(d)                        US$       32,750      33,126,625
  5.00%, 3/10/11(b)                           KRW   27,587,875      29,592,377

Total Korean Won Securities
  (cost $62,675,594)                                                62,719,002


12 o ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST


                                                     Principal
                                                        Amount
                                                          (000)   U.S. $ Value
-------------------------------------------------------------------------------
Sweden-11.8%
Kingdom of Sweden
  5.00%, 1/28/09(b)                           SEK      400,000     $56,450,810
  5.25%, 3/15/11(b)                                    800,000     116,624,250

Total Swedish Securities
  (cost $169,854,199)                                              173,075,060

Turkey-1.7%
New Turkish Lira Credit Linked Note
  Zero Coupon, 3/08/07(b)                     TRY       24,430      15,082,992
  Zero Coupon, 6/28/07(b)                                5,735       3,349,772
  Zero Coupon, 6/28/07(b)                                2,509       1,465,579
Republic of Turkey
  Zero Coupon, 9/05/07(b)                                9,000       4,952,526

Total Turkish Securities
  (cost $26,342,745)                                                24,850,869

United Kingdom-5.3%
United Kingdom Treasury Note
  5.00%, 9/07/14(b)
  (cost $73,747,509)                          GBP       40,300      77,523,191

United States-17.7%
Federal Home Loan Mortgage Corp.
  30 Year TBA
  6.50%, 10/01/34                             US$      116,950     119,106,324
Federal National Mortgage Association
  5.50%, 6/01/20(b)                                     35,194      35,254,613
  5.50%, 6/01/20(b)                                     49,773      49,859,211
U.S. Treasury Strips
  Zero Coupon, 11/15/21(b)(e)                          115,000      55,231,510

Total United States Securities
  (cost $248,273,316)                                              259,451,658

Uruguay-0.7%
Republic of Uruguay
  5.00%, 9/14/18(b)                           UYU       83,500       3,530,877
  7.50%, 3/15/15(b)                           US$        6,501       6,787,044

Total Uruguayan Securities
  (cost $8,552,698)                                                 10,317,921

Venezuela-0.2%
Republic of Venezuela
  6.51%, 4/20/11(a)(b)(c)                                2,095       2,072,374
  8.50%, 10/08/14(b)                                     1,338       1,481,835

Total Venezuelan Securities
  (cost $2,977,160)                                                  3,554,209

Total Government/Agency Obligations
  (cost $1,459,992,717)                                          1,523,204,819


ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST o 13


                                                     Principal
                                                        Amount
                                                          (000)   U.S. $ Value
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT-1.7%
Repurchase Agreement-1.7%
Deutsche Bank
  5.25%, dated 9/29/06, due 10/02/06
  in the amount of $25,811,288
  (cost $25,800,000; collateralized
  by $25,830,000 FFCB, 5.25%,
  due 12/04/07, value $26,333,659)(b)         US$       25,800     $25,800,000

Total Investments-105.4%
  (cost $1,485,792,717)                                          1,549,004,819
Other assets less liabilities-(5.4%)                               (79,606,618)

NET ASSETS-100%                                                $ 1,469,398,201


FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)


                                                        U.S. $          U.S. $
                                      Contract        Value on        Value at      Unrealized
                                        Amount     Origination   September 30,   Appreciation/
                                          (000)           Date            2006  (Depreciation)
-----------------------------------------------------------------------------------------------
Buy Contracts:
Canadian Dollar,
  settling 10/11/06                     95,162    $ 85,043,307    $ 85,162,132        $118,825
South African Rand,
  settling 10/03/06                    253,028      32,956,987      32,486,375        (470,612)
Sale Contracts:
Australian Dollar,
  settling 10/17/06                     23,062      17,320,350      17,182,621         137,729
British Pound,
  settling 10/16/06                     41,043      77,719,945      76,859,850         860,095
Canadian Dollar,
  settling 10/11/06                     77,664      69,492,639      69,502,552          (9,913)
Euro Dollar,
  settling 10/27/06                     28,044      35,649,856      35,610,557          39,299
Japanese Yen,
  settling 10/31/06                  5,875,670      50,622,676      49,957,428         665,248
Korean Won,
  settling 11/14/06                 31,513,268      32,828,031      33,339,789        (511,758)
  settling 12/15/06                 27,473,404      28,643,490      29,087,775        (444,285)
Mexican Peso,
  settling 10/10/06                    803,122      73,610,012      73,025,699         584,313
  settling 11/30/06                    887,839      80,157,091      80,516,485        (359,394)
Norwegian Kroner,
  settling 11/10/06                    314,872      48,098,546      48,354,065        (255,519)


14 o ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST


FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D) (continued)

                                                        U.S. $          U.S. $
                                      Contract        Value on        Value at      Unrealized
                                        Amount     Origination   September 30,   Appreciation/
                                          (000)           Date            2006  (Depreciation)
-----------------------------------------------------------------------------------------------
Sale Contracts:
  continued
Polish Zloty,
  settling 10/10/06                    579,018    $192,960,618    $184,937,933      $8,022,685
South African Rand,
  settling 10/03/06                    253,028      35,654,354      32,486,375       3,167,979
  settling 11/09/06                    180,389      23,290,087      23,084,948         205,139
Swedish Krona,
  settling 11/21/06                  1,289,680     178,734,932     176,641,950       2,092,982


FINANCIAL FUTURES CONTRACTS SOLD (see Note D)

                                                       Value at
                Number of  Expiration    Original    September 30,  Unrealized
  Type          Contracts     Month       Value          2006      Depreciation
-------------------------------------------------------------------------------
U.S. Treasury
  Note

10 Yr Futures      615   December 2006  $65,862,656  $66,458,438    $(595,782)


(a) Coupon rate adjusts on a predetermined schedule to a rate based on a specific Index. Stated interest rate was in effect at September 30, 2006.

(b) Positions, or a portion thereof, with an aggregate market value of $1,426,830,057 have been segregated to collateralize forward currency exchange contracts.

(c) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2006, the aggregate market value of these securities amounted to $9,321,362 or 0.6% of net assets.

(d) Coupon increases periodically based upon a predetermined schedule. Stated interest rate was in effect at September 30, 2006.

(e) Positions, or a portion thereof, with an aggregate market value of $720,411 have been segregated to collateralize margin requirements for the open futures contracts.

     Glossary of Terms:
     FFCB - Federal Farm Credit Bank
     TBA - (To Be Assigned)-Securities are purchased on a forward commitment with an appropriate principal amount (generally +/-1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.


ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST o 15


     Currency Abbreviations:
     AUD - Australian Dollar
     BRL - Brazilian Real
     CAD - Canadian Dollar
     COP - Colombian Peso
     CRC - Costa Rican Colon
     DOP - Dominican Peso
     EUR - Euro Dollar
     GBP - Great British Pound
     IDR - Indonesian Rupiah
     JPY - Japanese Yen
     KRW - Korean Won
     MXN - Mexican Peso
     NOK - Norwegian Kroner
     NZD - New Zealand Dollar
     PEN - Peruvian New Sol
     PLN - Polish Zloty
     SEK - Swedish Krona
     TRY - New Turkish Lira
     US$ - United States Dollar
     UYU - Uruguayan Peso
     ZAR - South African Rand


See notes to financial statements.


16 o ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST


STATEMENT OF ASSETS & LIABILITIES
September 30, 2006


Assets
Investments in securities, at value (cost $1,485,792,717)       $1,549,004,819
Cash                                                                 2,417,963
Foreign cash, at value (cost $4,639,829)                             4,620,816
Interest receivable                                                 26,414,451
Unrealized appreciation of forward currency exchange
  contracts                                                         15,894,294
Receivable for capital stock sold                                    5,541,088
Receivable for variation margin on futures contracts                    57,656
Total assets                                                     1,603,951,087
Liabilities
Payable for investment securities purchased                        120,779,014
Payable for capital stock redeemed                                   7,756,499
Dividends payable                                                    2,368,470
Unrealized depreciation of forward currency exchange
  contracts                                                          2,051,481
Advisory fee payable                                                   611,858
Distribution fee payable                                               201,987
Transfer Agent fee payable                                             156,222
Administrative fee payable                                              25,562
Accrued expenses and other liabilities                                 601,793
Total liabilities                                                  134,552,886
Net Assets                                                      $1,469,398,201
Composition of Net Assets
Capital stock, at par                                                 $194,786
Additional paid-in capital                                       1,613,164,146
Distributions in excess of net investment income                   (38,815,497)
Accumulated net realized loss on investments
  and foreign currency transactions                               (181,561,807)
Net unrealized appreciation of investments
  and foreign currency denominated assets and liabilities           76,416,573
                                                                $1,469,398,201

Net Asset Value Per Share--9 billion shares of capital stock authorized, $.001 par value

                                                     Shares           Net Asset
Class                               Net Assets     Outstanding          Value
-------------------------------------------------------------------------------
A                                 $935,900,468     124,122,436         $7.54*
B                                 $277,450,281      36,806,936         $7.54
C                                 $256,047,452      33,857,125         $7.56

* The maximum offering price per share for Class A shares was $7.87 which reflects a sales charge of 4.25 %.

   See notes to financial statements.


ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST o 17


STATEMENT OF OPERATIONS
Year Ended September 30, 2006


Investment Income
Interest (net of foreign taxes withheld
  of $123,860)                                                    $105,108,933
Expenses
Advisory fee                                        $7,679,406
Distribution fee--Class A                            2,847,177
Distribution fee--Class B                            3,310,391
Distribution fee--Class C                            2,557,831
Transfer agency--Class A                             1,088,539
Transfer agency--Class B                               458,047
Transfer agency--Class C                               306,796
Custodian                                            1,102,984
Printing                                               365,107
Registration                                           102,481
Administrative                                          98,000
Legal                                                   94,748
Audit                                                   92,849
Directors' fees                                         30,360
Miscellaneous                                           53,392
Total expenses before interest expense              20,188,108
Interest expense                                         3,345
Total expenses                                      20,191,453
Less: expense offset arrangement
  (see Note B)                                         (46,190)
Net expenses                                                        20,145,263
Net investment income                                               84,963,670
Realized and Unrealized Gain (Loss)
on Investments and Foreign Currency
Transactions
Net realized gain (loss) on:
  Investment transactions                                           46,003,015
  Futures contracts                                                  3,853,109
  Swap contracts                                                      (246,343)
  Written options                                                      510,445
  Foreign currency transactions                                        858,779
Net change in unrealized
  appreciation/depreciation of:
  Investments                                                     (102,155,037)
  Futures contracts                                                 (2,298,584)
  Swap contracts                                                       181,737
  Foreign currency denominated assets
    and liabilities                                                 21,558,350
Net loss on investments and
  foreign currency transactions                                    (31,734,529)
Net Increase in Net Assets
  from Operations                                                  $53,229,141


See notes to financial statements.


18 o ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST


STATEMENT OF CHANGES IN NET ASSETS


                                                   Year Ended      Year Ended
                                                  September 30,   September 30,
                                                      2006            2005
Increase (Decrease) in Net Assets
from Operations
Net investment income                              $84,963,670    $102,855,317
Net realized gain (loss) on investments
  and foreign currency transactions                 50,979,005      (4,634,866)
Net change in unrealized
  appreciation/depreciation of
  investments and foreign currency
  denominated assets and liabilities               (82,713,534)     75,060,668
Net increase in net assets from
  operations                                        53,229,141     173,281,119
Dividends to Shareholders from
Net investment income
  Class A                                          (55,136,184)    (63,028,146)
  Class B                                          (16,880,473)    (25,124,988)
  Class C                                          (12,981,346)    (14,692,112)
Capital Stock Transactions
Net decrease                                       (82,204,747)   (171,591,238)
Total decrease                                    (113,973,609)   (101,155,365)
Net Assets
Beginning of period                              1,583,371,810   1,684,527,175
End of period (including distributions in
  excess of net investment income of
  ($38,815,497) and ($47,952,220),
  respectively)                                 $1,469,398,201  $1,583,371,810


See notes to financial statements.


ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST o 19


NOTES TO FINANCIAL STATEMENTS
September 30, 2006


NOTE A

Significant Accounting Policies

AllianceBernstein Global Government Income Trust, Inc. (the "Fund"), formerly AllianceBernstein Americas Government Income Trust, Inc., was incorporated as a Maryland corporation on February 3, 1992 and is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are sold currently with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using


20 o ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST


the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein, L.P. (prior to February 24, 2006 known as Alliance Capital Management, L.P.) (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Currency Translation

Asset and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and


ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST o 21


the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation and depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

7. Repurchase Agreements

It is the Fund's policy that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral


22 o ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST


declines, or if bankruptcy proceedings are commenced with respect to seller of the security, realization of collateral by the Fund may be delayed or limited.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund's average daily adjusted net assets. Prior to September 7, 2004, the Fund paid the Adviser an advisory fee at an annual rate of .65% of the Fund's average daily adjusted net assets. The fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended September 30, 2006, such fees amounted to $98,000.

The Fund compensates AllianceBernstein Investor Services, Inc. (prior to February 24, 2006 known as Alliance Global Investor Services, Inc.) ("ABIS"), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. The compensation retained by ABIS amounted to $961,297 for the year ended September 30, 2006.

For the year ended September 30, 2006, the Fund's expenses were reduced by $46,190 under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (prior to February 24, 2006 known as AllianceBernstein Investment Research and Management, Inc.) (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has retained front-end sales charges of $110,658 from the sales of Class A shares and received $1,666, $200,837 and $62,354 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended September 30, 2006.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to the Class B and Class C shares. The fees are accrued daily and paid monthly. The Agreement pro-


ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST o 23


vides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $29,089,591 and $8,706,811 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended September 30, 2006, were as follows:

                                                   Purchases         Sales
Investment securities (excluding
  U.S. government securities)                   $1,444,674,176  $1,203,663,264
U.S. government securities                         104,856,723     601,416,406

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency contracts, options written, futures and swap contracts) are as follows:

Cost                                                            $1,485,940,536
Gross unrealized appreciation                                      $82,285,940
Gross unrealized depreciation                                      (19,221,657)
Net unrealized appreciation                                        $63,064,283

1. Financial Futures Contracts

The Fund may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse affects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the future contracts and movements in the price of the securities hedged or used for cover.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. When the contract is closed, the Fund records a realized gain or loss equal


24 o ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST


to the difference between the value of the contract at the time it was opened and the time it was closed.

2. Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward currency exchange contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

3. Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from


ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST o 25


options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund's selling or buying a security or currency at a price different from the current market value. Transactions in written options for the year ended September 30, 2006 were as follows:

                                                     Number of         Premium
                                                     Contracts        Received
Options outstanding at
  September 30, 2005                                17,364,000       $(179,202)
Options written                                     28,608,000        (331,244)
Options terminated in closing
  purchase transactions                            (20,875,000)        236,628
Options expired                                    (25,097,000)        273,818
Options outstanding at
  September 30, 2006                                        -0-            $-0-

4. Swap Agreements

The Fund may enter into swaps to hedge its exposure to foreign currency interest rates and credit risk or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities or currencies.

As of October 1, 2003, the Portfolios have adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unreal-


26 o ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST


ized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swaps contracts on the statements of operations. Prior to October 1, 2003, these interim payments were reflected within interest income in the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of investments.

The Fund may enter into credit default swaps. The Fund may purchase credit protection on the referenced obligation of the credit default swap ("Buy Contract") or provide credit protection on the referenced obligation of the credit default swap ("Sale Contract"). A sale/(buy) in a credit default swap provides upon the occurrence of a credit event, as defined in the swap agreement, for the Fund to buy/(sell) from/(to) the counterparty at the notional amount (the "Notional Amount") and receive/(deliver) the principal amount of the referenced obligation. If a credit event occurs, the maximum payout amount for a Sale Contract is limited to the Notional Amount of the swap contract ("Maximum Payout Amount"). During the term of the swap agreement, the Fund receives/(pays) semi-annual fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the Notional Amount. These interim payments are recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer and no credit event occurs, it will lose its investment. In addition, if the Fund is a seller and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a loss to the Fund.

At September 30, 2006, the Fund had no Sale Contracts outstanding.

In certain circumstances, the Fund may hold Sale Contracts on the same referenced obligation and with the same counterparty it has purchased credit protection, which may reduce its obligation to make payments on Sale Contracts, if a credit event occurs. The Fund had no Buy Contracts outstanding as of September 30, 2006.

5. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account


ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST o 27


with the custodian containing liquid assets having at least equal to the repurchase price.

For the year ended September 30, 2006, the average amount of reverse repurchase agreements outstanding was $90,640 and the daily weighted average annual interest rate was 3.69%.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

                               Shares                         Amount
                    ---------------------------  ------------------------------
                    Year Ended       Year Ended    Year Ended      Year Ended
                     September 30,  September 30, September 30,   September 30,
                         2006           2005          2006            2005
                     ------------  ------------  --------------  --------------
Class A
Shares sold           18,821,158    10,573,774    $142,691,485     $79,517,459
Shares issued in
  reinvestment
  of dividends
  and distributions    4,517,628     4,082,809      34,111,951      29,916,957
Shares converted
  from Class B         5,824,434     7,703,362      43,913,319      57,827,493
Shares redeemed      (29,628,950)  (27,878,859)   (223,316,894)   (207,952,705)
Net decrease            (465,730)   (5,518,914)    $(2,600,139)   $(40,690,796)

Class B
Shares sold            4,175,416     4,427,842     $31,669,693     $33,157,946
Shares issued in
  reinvestment
  of dividends
  and distributions    1,467,044     1,674,043      11,082,539      12,443,631
Shares converted
  to Class A          (5,827,279)   (7,728,725)    (43,913,319)    (57,827,493)
Shares redeemed      (11,666,493)  (14,471,457)    (87,918,271)   (107,817,977)
Net decrease         (11,851,312)  (16,098,297)   $(89,079,358)  $(120,043,893)

Class C
Shares sold            7,115,093     3,714,213     $54,090,877     $27,866,586
Shares issued
  in reinvestment
  of dividends
  and distributions      992,845     1,065,900       7,518,215       8,028,962
Shares redeemed       (6,903,938)   (6,246,148)    (52,134,342)    (46,752,097)
Net increase
  (decrease)           1,204,000    (1,466,035)     $9,474,750    $(10,856,549)


28 o ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST


NOTE F

Security Lending

The Fund may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided that cash, liquid high-grade debt securities or bank letters of credit equal to at least 100% of the market values of the securities loaned is deposited and maintained by the borrower with the Fund.

The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, the Adviser will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income earned thereon and the Fund may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed upon amount of income from a borrower who has delivered equivalent collateral. When such securities are borrowed against cash, the Fund agrees to pay the borrower of such securities a "rebate rate" for the use of the cash the borrower has pledged as collateral. As of September 30, 2006, the Fund had no securities on loan.

NOTE G

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk--Interest rate risk is the risk that changes in interest rates will affect the value of the Fund's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.

Concentration of Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior


ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST o 29


claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended September 30, 2006.

NOTE I

Distributions to Shareholders

The tax character of distributions paid for the year ending September 30, 2006 and September 30, 2005 were as follows:

                                                       2006            2005
Distributions paid from:
Ordinary income                                    $84,998,003    $102,845,246
Total taxable distributions                         84,998,003     102,845,246
Tax return of capital                                       -0-             -0-
Total distributions paid                           $84,998,003    $102,845,246

As of September 30, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income                                   $16,420,612
Accumulated capital and other losses                           (182,151,422)(a)
Unrealized appreciation/(depreciation)                           62,065,679(b)
Total accumulated earnings/(deficit)                          $(103,665,131)(c)

(a) On September 30, 2006, the Fund had a net capital loss carryforward of $182,151,422, of which $169,551,829 expires in the year 2009 and $12,599,593 expires in the year 2010. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year, the Fund utilized capital loss carryforwards of $38,057,799. As of September 30, 2006, the Fund had deferred tax straddle losses of $37,927,130.

(b) The difference between book-basis and tax basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain derivative instruments, the difference between book and tax amortization methods for premium and the difference between book and tax treatment of swap income.

(c) The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable to dividends payable.


30 o ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST


During the current fiscal year, permanent differences, primarily due to the tax treatment of bond premium, the tax treatment of swap income and the tax treatment of foreign currency gains and losses, resulted in a net decrease in distributions in excess of net investment income and a increase in accumulated net realized loss on investments and foreign currency transactions. This reclassification had no effect on net assets.

NOTE J

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

   (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

  (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

 (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.


ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST o 31


In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have conducted an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").


32 o ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST


On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The derivative claims brought on behalf of Alliance Holding remain pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAGOrder. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. The court denied the writ and in September 2006 the Supreme Court of Appeals declined the defendants' petition for appeal. On September 22, 2006, Alliance and Alliance Holding filed an answer and motion to dismiss the Summary Order wih the Securities Commissioner.


ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST o 33


On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services,
(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal. On October 4, 2006 the appeal was withdrawn by stipulation, with plaintiffs reserving the right to reinstate it at a later date.


34 o ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST


It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE K

Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.


ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST o 35


FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                                 Class A
                                              -------------------------------------------------------------------------------------
                                                                                             December           Year Ended
                                                        Year Ended September 30,           1, 2002 to          November 30,
                                              -------------------------------------------   September     ----------------------
                                                 2006            2005          2004(a)     30, 2003(b)      2002(c)        2001
                                              -------------------------------------------------------------------------------------
Net asset value, beginning of
  period                                        $7.69           $7.35           $7.54           $6.86        $7.07        $7.55
Income From Investment
  Operations
Net investment income(d)                          .44             .50             .50(e)          .44          .56          .77
Net realized and unrealized gain
  (loss) on investment and
  foreign currency transactions                  (.15)            .34            (.16)            .73         (.11)        (.50)
Net increase in net asset value
  from operations                                 .29             .84             .34            1.17          .45          .27
Less: Dividends and
  Distributions
Dividends from net investment
  income                                         (.44)           (.50)           (.53)           (.49)        (.60)        (.75)
Tax return of capital                              -0-             -0-             -0-             -0-        (.06)          -0-
Total dividends and distributions                (.44)           (.50)           (.53)           (.49)        (.66)        (.75)
Net asset value, end of period                  $7.54           $7.69           $7.35           $7.54        $6.86        $7.07
Total Return
Total investment return based
  on net asset value(f)                          3.90%          11.83%           4.72%          17.48%        6.69%        3.32%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                            $935,901        $957,697        $956,690      $1,060,244     $947,300   $1,009,606
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                               1.04%(g)        1.05%           1.25%           1.49%(h)     1.57%        1.96%
  Expenses, before waivers/
    reimbursements                               1.04%(g)        1.05%           1.41%           1.49%(h)     1.57%        1.96%
  Expenses, before waivers/
    reimbursements excluding
    interest expense                             1.04%(g)        1.05%           1.27%           1.26%(h)     1.28%        1.23%
  Net investment income                          5.81%(g)        6.78%           6.80%(e)        7.28%(h)     8.19%       10.07%
Portfolio turnover rate                           104%             66%             76%             60%         160%         315%


See footnote summary on page 39.


36 o ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                                 Class B
                                              -------------------------------------------------------------------------------------
                                                                                             December           Year Ended
                                                        Year Ended September 30,           1, 2002 to          November 30,
                                              -------------------------------------------   September     ----------------------
                                                 2006            2005          2004(a)     30, 2003(b)      2002(c)        2001
                                              -------------------------------------------------------------------------------------
Net asset value,beginning of
  period                                        $7.68           $7.35           $7.54           $6.86        $7.07        $7.58
Income From Investment
  Operations
Net investment income(d)                          .38             .44             .45(e)          .40          .51          .69
Net realized and unrealized gain
  (loss) on investment and
  foreign currency transactions                  (.14)            .33            (.16)            .73         (.11)        (.50)
Net increase in net asset value
  from operations                                 .24             .77             .29            1.13          .40          .19
Less: Dividends and
  Distributions
Dividends from net investment
  income                                         (.38)           (.44)           (.48)           (.45)        (.55)        (.70)
Tax return of capital                              -0-             -0-             -0-             -0-        (.06)          -0-
Total dividends and distributions                (.38)           (.44)           (.48)           (.45)        (.61)        (.70)
Net asset value, end of period                  $7.54           $7.68           $7.35           $7.54        $6.86        $7.07
Total Return
Total investment return based
  on net asset value(f)                          3.28%          11.04%           3.98%          16.84%        5.92%        2.20%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                            $277,450        $373,923        $476,171        $696,043     $740,782     $888,457
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                               1.76%(g)        1.77%           1.98%           2.21%(h)     2.28%        2.66%
  Expenses, before waivers/
    reimbursements                               1.76%(g)        1.77%           2.15%           2.21%(h)     2.28%        2.66%
  Expenses, before waivers/
    reimbursements excluding
    interest expense                             1.76%(g)        1.77%           1.99%           1.98%(h)     2.00%        1.94%
  Net investment income                          5.10%(g)        5.82%           6.07%(e)        6.59%(h)     7.47%        9.06%
Portfolio turnover rate                           104%             66%             76%             60%         160%         315%


See footnote summary on page 39.


ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST o 37


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                                 Class C
                                              -------------------------------------------------------------------------------------
                                                                                             December           Year Ended
                                                        Year Ended September 30,           1, 2002 to          November 30,
                                              -------------------------------------------   September     ----------------------
                                                 2006            2005          2004(a)     30, 2003(b)      2002(c)        2001
                                              -------------------------------------------------------------------------------------
Net asset value, beginning of
  period                                        $7.71           $7.38           $7.57           $6.88        $7.09        $7.58
Income From Investment
  Operations
Net investment income(d)                          .38             .44             .45(e)          .40          .52          .71
Net realized and unrealized gain
  (loss) on investment and
  foreign currency transactions                  (.15)            .34            (.16)            .74         (.12)        (.50)
Net increase in net asset value
  from operations                                 .23             .78             .29            1.14          .40          .21
Less: Dividends and
  Distributions
Dividends from net investment
  income                                         (.38)           (.45)           (.48)           (.45)        (.55)        (.70)
Tax return of capital                              -0-             -0-             -0-             -0-        (.06)          -0-
Total dividends and distributions                (.38)           (.45)           (.48)           (.45)        (.61)        (.70)
Net asset value, end of period                  $7.56           $7.71           $7.38           $7.57        $6.88        $7.09
Total Return
Total investment return based on
  net asset value(f)                             3.15%          10.87%           3.97%          16.94%        5.91%        2.48%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                            $256,047        $251,752        $251,666        $295,295     $277,015     $310,985
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                               1.74%(g)        1.76%           1.96%           2.20%(h)     2.27%        2.65%
  Expenses, before waivers/
    reimbursements                               1.74%(g)        1.76%           2.12%           2.20%(h)     2.27%        2.65%
  Expenses, before waivers/
    reimbursements excluding
    interest expense                             1.74%(g)        1.76%           1.97%           1.97%(h)     1.99%        1.93%
  Net investment income                          5.07%(g)        5.88%           6.07%(e)        6.56%(h)     7.45%        9.34%
Portfolio turnover rate                           104%             66%             76%             60%         160%         315%

See footnote summary on page 39.


38 o ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST


(a) As of October 1, 2003, the Fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however, prior to October 1, 2003, these interim payments were reflected within interest income/expense on the statement of operations. The effect of this change for the fiscal year ended September 30, 2004, was to decrease net investment income per share by $0.0002 for Class A, B and C and increase net realized and unrealized gain (loss) on investment transactions per share by $0.0002 for Class A, B and C. Consequently, the ratios of net investment income to average net assets were decreased by 0.003% for Class A, B and C, respectively.

(b)  The Fund changed its fiscal year end from November 30 to September 30.

(c) As required, effective December 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. The effect of this change for the year ended November 30, 2002 was to decrease net investment income per share by $.04, decrease net realized and unrealized loss on investments per share by $.04 for Class A, B and C, respectively, and decrease the ratio of net investment income to average net assets from 8.83% to 8.19% for Class A, from 8.10% to 7.47% for Class B and from 8.09% to 7.45% for Class C. Per share, ratios and supplemental data for periods prior to December 1, 2001 have not been restated to reflect this change in presentation.

(d)  Based on average shares outstanding.

(e)  Net of waivers/reimbursement by the Adviser.

(f) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(g)  The ratio includes expenses attributable to costs of proxy solicitation.

(h)  Annualized.


ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST o 39


REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of AllianceBernstein
Global Government Income Trust

We have audited the accompanying statement of assets and liabilities of AllianceBernstein Global Government Income Trust (the "Fund"), including the portfolio of investments, as of September 30, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2006 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Global Government Income Trust, Inc. at September 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.


/s/ Ernst & Young LLP


New York, New York
November 17, 2006


40 o ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST


BOARD OF DIRECTORS

William H. Foulk, Jr.(1),Chairman
Marc O.Mayer,President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Nancy P. Jacklin(1)
Marshall C. Turner, Jr.(1)

OFFICERS(2)

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Paul J. DeNoon(2), Vice President
Scott DiMaggio(2), Vice President
Michael L. Mon(2), Vice President
Douglas J. Peebles(2), Vice President
Emilie D. Wrapp, Secretary
Joseph J. Mantineo, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Principal Underwriter
AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel
Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent
AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free (800) 221-5672

Independent Registered Public Accounting Firm
Ernst & Young LLP
5 Times Square
New York, NY 10036

(1) Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2) The management of and investment decisions for the Fund's portfolio are made by the Global Fixed Income Investment Team. Mr. Paul J. DeNoon, Mr. Scott DiMaggio, Mr. Michael L. Mon and Mr. Douglas J. Peebles are the investment professionals with the most significant responsibility for the day-to-day management of the Fund's portfolio.


ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST o 41


MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.


                                                                 PORTFOLIOS
                                                                  IN FUND           OTHER
    NAME, ADDRESS,                  PRINCIPAL                     COMPLEX        DIRECTORSHIPS
        AGE                       OCCUPATION(S)                 OVERSEEN BY        HELD BY
   (YEAR ELECTED*)              DURING PAST 5 YEARS               DIRECTOR         DIRECTOR
-----------------------------------------------------------------------------------------------
INTERESTED DIRECTOR
Marc O.Mayer, +              Executive Vice President of             111          SCB Partners
1345 Avenue of the           the Adviser since 2001, and                          Inc. and
Americas,                    Executive Managing Director of                       SCB Inc.
New York, NY 10105           AllianceBernstein Investments, Inc.
49                           ("ABI") since 2003; prior thereto, he
(2003)                       was head of AllianceBernstein
                             Institutional Investments, a unit of
                             the Adviser from 2001-2003.
                             Prior thereto, Chief Executive
                             Officer of Sanford C. Bernstein &
                             Co., LLC (institutional research
                             and brokerage arm of Bernstein &
                             Co., LLC) ("SCB & Co.") and its
                             predecessor since prior to 2001.

DISINTERESTED DIRECTORS
Chairman of the Board        Investment Adviser and an               113          None
William H. Foulk, Jr., #, ** Independent Consultant. He
P.O. Box 5060                was formerly Senior Manager
Greenwich, CT 06831-0505     of Barrett Associates, Inc., a
74                           registered investment adviser,
(1992)                       with which he had been associated
                             since prior to 2001. He was formerly
                             Deputy Comptroller and Chief
                             Investment Officer of the State of
                             New York and, prior thereto, Chief
                             Investment Officer of the New York
                             Bank for Savings.

Ruth Block, #, ++            Formerly, Executive Vice President      100          None
500 SE Mizner Blvd.          and Chief Insurance Officer of The
Boca Raton, FL 33432         Equitable Life Assurance Society
76                           of the United States; Chairman and
(1992)                       Chief Executive Officer of Evlico
                             (insurance); Director of Avon, BP
                             (oil and gas), Ecolab Incorporated
                             (specialty chemicals), Tandem
                             Financial Group and Donaldson,
                             Lufkin & Jenrette Securities
                             Corporation; and Governor at
                             Large, National Association of
                             Securities Dealers, Inc.


42 o ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST


                                                                 PORTFOLIOS
                                                                  IN FUND           OTHER
    NAME, ADDRESS,                  PRINCIPAL                     COMPLEX        DIRECTORSHIPS
        AGE                       OCCUPATION(S)                 OVERSEEN BY        HELD BY
   (YEAR ELECTED*)              DURING PAST 5 YEARS               DIRECTOR         DIRECTOR
-----------------------------------------------------------------------------------------------
David H. Dievler, #         Independent Consultant. Until           112          None
P.O. Box 167                December 1994, he was Senior
Spring Lake, NJ 07762       Vice President of AllianceBernstein
77                          Corporation ("AB Corp.") (formerly,
(1992)                      Alliance Capital Management
                            Corporation) responsible for mutual
                            fund administration. Prior to joining
                            AB Corp. in 1984, he was Chief
                            Financial Officer of Eberstadt Asset
                            Management since 1968. Prior to
                            that, he was a Senior Manager at
                            Price Waterhouse & Co. Member of
                            the American Institute of Certified
                            Public Accountants since 1953.

John H. Dobkin, #           Consultant. Formerly, President         111          None
P.O. Box 12                 of Save Venice, Inc. (preservation
Annandale, NY 12504         organization) from 2001-2002,
64                          Senior Advisor from June
(1992)                      1999-June 2000 and President
                            of Historic Hudson Valley (historic
                            preservation) from December 1989-
                            May 1999. Previously, Director of the
                            National Academy of Design and
                            during 1988-1992, Director and
                            Chairman of the Audit Committee of
                            AB Corp. (formerly Alliance Capital
                            Management Corporation).

Michael J. Downey, #        Consultant since January 2004.          111          Asia Pacific
c/o AllianceBernstein L.P.  Formerly, managing partner of                        Fund, Inc.,
Attn: Philip L. Kirstein    Lexington Capital, LLC (investment                   and The
1345 Avenue of the          advisory firm) from December 1997                    Merger Fund
Americas                    until December 2003. Prior thereto,
New York, NY 10105          Chairman and CEOof Prudential
62                          Mutual Fund Management from
(2005)                      1987 to 1993.

D. James Guzy, #            Chairman of the Board of PLX            111          Intel Corporation
P.O. Box 128                Technology (semi-conductors)                         (semi-conductors),
Glenbrook, NV 89413         and of SRC Computers, Inc.,                          Cirrus Logic
70                          with which he has been associated                    Corporation
(2005)                      since prior to 2001. He is also                      (semi-conductors),
                            President of the Arbor Company                       and the Davis
                            (private family investments).                        Selected
                                                                                 Advisors Group
                                                                                 of Mutual Funds


ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST o 43


                                                                 PORTFOLIOS
                                                                  IN FUND           OTHER
    NAME, ADDRESS,                  PRINCIPAL                     COMPLEX        DIRECTORSHIPS
        AGE                       OCCUPATION(S)                 OVERSEEN BY        HELD BY
   (YEAR ELECTED*)              DURING PAST 5 YEARS               DIRECTOR         DIRECTOR
-----------------------------------------------------------------------------------------------
Nancy P. Jacklin, #      Formerly, U.S. Executive                111          None
4046 Chancery Court. NW  Director of the International
Washington, DC 20007     Monetary Fund (December
58                       2002- May 2006); Partner,
(2006)                   Clifford Chance (1992-2002);
                         Senior Counsel, International
                         Banking and Finance, and
                         Associate General Counsel,
                         Citicorp (1985-1992); Assistant
                         General Counsel (International),
                         Federal Reserve Board of
                         Governors (1982-1985); and
                         Attorney Advisor, U.S. Depart-
                         ment of the Treasury (1973-1982).
                         Member of the Bar of the District
                         of Columbia and of New York; and
                         member of the Council on Foreign
                         Relations.

Marshall C. Turner, Jr., #Principal of Turner Venture Associates 111          The George
220 Montgomery Street    (venture capital and consulting)                     Lucas
Penthouse 10             since prior to 2001. From 2003 until                 Educational
San Francisco, CA        May 31, 2006, he was CEO of Toppan                   Foundation;
94104-3402               Photomasks, Inc., Austin, Texas                      and National
65                       (semi-conductor manufacturing                        Datacast, Inc.
(2005)                   services).


*  There is no stated term of office for the Fund's Directors.

# Member of the Audit Committee, Governance and Nominating Committee and Independent Directors Committee.

** Member of the Fair Value Pricing Committee.

+ Mr. Mayer is an "interested person", as defined in the 1940 Act, due to his position as Executive Vice President of the Adviser.

++ Ms. Block was an "interested person", as defined in the 1940 Act, from July 22, 1992 until October 21, 2004 by reason of her ownership of securities of a control person of the Adviser. Ms. Block received shares of The Equitable Companies Incorporated ("Equitable") as part of the demutualization of The Equitable Life Assurance Society of the United States in 1992. Ms. Block's Equitable shares were subsequently converted through a corporate action into American Depositary Shares of AXA, which were sold for approximately $2,400 on October 21, 2004. Equitable and AXA are control persons of the Adviser.


44 o ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST


Officer Information

Certain information concerning the Fund's Officers is listed below.



NAME, ADDRESS*           POSITION(S)                PRINCIPAL OCCUPATION
AND AGE                  HELD WITH FUND             DURING PAST 5 YEARS**
-------------------------------------------------------------------------------
Marc O.Mayer,            President and Chief        See biography above.
49                       Executive Officer

Philip L. Kirstein,      Senior Vice President      Senior Vice President and Independent
61                       and Independent            Compliance Officer of the
                         Compliance Officer         AllianceBernstein Funds, with which he
                                                    has been associated since October
                                                    2004. Prior thereto, he was Of Counsel
                                                    to Kirkpatrick & Lockhart, LLP from
                                                    October 2003 to October 2004, and
                                                    General Counsel of Merrill Lynch
                                                    Investment Managers, L.P. since prior
                                                    to 2001 until March 2003.

Paul J. DeNoon,          Vice President             Senior Vice President of the Adviser,**
44                                                  with which he has been associated
                                                    since prior to 2001.

Scott DiMaggio,          Vice President             Vice President of the Adviser,** with
35                                                  which he has been associated since
                                                    prior to 2001.

Michael L. Mon,          Vice President             Vice President of the Adviser,** with
37                                                  which he has been associated since
                                                    prior to 2001.

Douglas J. Peebles,      Vice President             Executive Vice President of the
41                                                  Adviser,** with which he has been
                                                    associated since prior to 2001.

Emilie D. Wrapp,         Secretary                  Senior Vice President, Assistant
51                                                  General Counsel and Assistant
                                                    Secretary of ABI,** with which she has
                                                    been associated since prior to 2001.

Joseph J. Mantineo,      Treasurer and Chief        Senior Vice President of ABIS,**
47                       Financial Officer          with which he has been associated
                                                    since prior to 2001.

Vincent S. Noto,         Controller                 Vice President of ABIS,** with which
41                                                  he has been associated since prior to
                                                    2001.


* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

** The Adviser, ABI, ABIS and SCB&Co. are affiliates of the Fund.

   The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618 for a free prospectus or SAI.


ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST o 45


Information Regarding the Review and Approval of the Fund's Advisory Agreement

The Fund's disinterested directors (the "directors") unanimously approved the continuance of the Advisory Agreement between the Fund and the Adviser at a meeting held on September 13, 2006.

In preparation for the meeting, the directors had requested from the Adviser and received and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by Lipper Inc. ("Lipper"), which is not affiliated with the Adviser. The directors also reviewed an independent evaluation from the Fund's Senior Officer (who is also the Fund's Independent Compliance Officer) of the reasonableness of the advisory fees in the Fund's Advisory Agreement (as contemplated by the September 2004 Assurance of Discontinuance between the Adviser and the New York Attorney General) wherein the Senior Officer concluded that such fees were reasonable. In addition, the directors received a presentation from the Adviser and had an opportunity to ask representatives of the Adviser various questions relevant to the proposed approval. The directors noted that the Senior Officer's evaluation considered the following factors: management fees charged to institutional and other clients of the Adviser for like services; management fees charged by other mutual fund companies for like services; cost to the Adviser and its affiliates of supplying services pursuant to the Advisory Agreement, excluding any intra-corporate profit; profit margins of the Adviser and its affiliates from supplying such services; possible economies of scale as the Fund grows larger; and nature and quality of the Adviser's services including the performance of the Fund.

Prior to voting, the directors reviewed the proposed continuance of the Advisory Agreement with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The directors also discussed the proposed continuance in a private session at which only the directors, their independent counsel and the Fund's Independent Compliance Officer were present. In reaching their determinations relating to continuance of the Advisory Agreement, the directors considered all factors they believed relevant, including the following:

     1. information comparing the performance of the Fund to other investment companies with similar investment objectives and to an index;

     2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;

     3. payments received by the Adviser from all sources in respect of the Fund and all investment companies in the AllianceBernstein Funds complex;


46 o ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST


     4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Fund and to all investment companies in the AllianceBernstein Funds complex;

     5. comparative fee and expense data for the Fund and other investment companies with similar investment objectives;

     6. the extent to which economies of scale would be realized to the extent the Fund grows and whether fee levels reflect any economies of scale for the benefit of investors;

     7. the Adviser's policies and practices regarding allocation of portfolio transactions of the Fund;

     8. information about "revenue sharing" arrangements that the Adviser has entered into in respect of the Fund;

     9. portfolio turnover rates for the Fund compared to other investment companies with similar investment objectives;

     10. fall-out benefits which the Adviser and its affiliates receive from their relationships with the Fund;

     11. the Adviser's representation that there are no institutional products managed by the Adviser which have a substantially similar investment style as the Fund;

     12. the Senior Officer's evaluation of the reasonableness of the fee payable to the Adviser in the Advisory Agreement.

     13. the professional experience and qualifications of the Fund's portfolio management team and other senior personnel of the Adviser; and

     14.  the terms of the Advisory Agreement.

The directors also considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser's integrity and competence they have gained from that experience and the Adviser's responsiveness to concerns raised by them in the past, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds.


ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST o 47


In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors.

The directors determined that the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the directors reaching their determinations to approve the continuance of the Advisory Agreement (including their determinations that the Adviser should continue to be the investment adviser for the Fund, and that the fees payable to the Adviser pursuant to the Advisory Agreement are appropriate) were separately discussed by the directors.

Nature, Extent and Quality of Services Provided by the Adviser

The directors noted that, under the Advisory Agreement, the Adviser, subject to the oversight of the directors, administers the Fund's business and other affairs. The Adviser manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund's investment objective and policies. Under the Advisory Agreement, the Adviser also provides the Fund with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Fund) and executive and other personnel as are necessary for the Fund's operations. The Adviser pays all of the compensation of directors of the Fund who are affiliated persons of the Adviser and of the officers of the Fund.

The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services provided at the Fund's request by employees of the Adviser or its affiliates. Requests for these "at no more than cost" reimbursements are approved by the directors on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Fund to the Adviser than the fee rates stated in the Fund's Advisory Agreement.

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and noted that the scope of services provided by advisers of funds had expanded over time as a result of regulatory and other developments. The directors noted, for example, that the Adviser is responsible for maintaining and monitoring its own and, to varying degrees, the Fund's compliance programs, and that these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The directors considered the quality of the in-house investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the


48 o ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST


Fund. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, also were considered. The directors also considered the Adviser's response to recent regulatory compliance issues affecting a number of the investment companies in the AllianceBernstein Funds complex. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability to the Adviser

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2004 and 2005 that had been prepared with an updated expense allocation methodology. The directors noted that the updated methodology differed in various respects from the methodology used in prior years. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, and noted the Adviser's representation to them that it believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed with the directors that there is no generally accepted allocation methodology for information of this type.

The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Adviser's expenses, as well as the "revenue sharing" arrangements the Adviser has entered into with certain entities that distribute shares of the Fund. The directors focused on the profitability of the Adviser's relationship with the Fund before taxes and distribution expenses. The directors recognized that the Adviser should generally be entitled to earn a reasonable level of profits for the services it provides to the Fund and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with the Fund was not excessive.

Fall-Out Benefits

The directors considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis. The directors noted that since the Fund does not engage in brokerage transactions, the Adviser does not receive soft dollar benefits in respect of portfolio transactions of the Fund.


ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST o 49


The directors also considered that the Distributor, which is a wholly-owned subsidiary of the Adviser, receives 12b-1 fees from the Fund in respect of classes of shares of the Fund that are subject to the Fund's 12b-1 plan and retains a portion of such 12b-1 fees, and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The directors also noted that certain affiliates of the Adviser distribute shares of the Fund and receive compensation in that connection and that a subsidiary of the Adviser provides transfer agency services to the Fund and receives compensation from the Fund for such services.

The directors recognized that the Adviser's profitability would be somewhat lower if the Adviser's affiliates did not receive the benefits described above. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Result

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Fund at each regular Board meeting during the year. At the meeting, the directors reviewed information from a report prepared by Lipper showing performance of the Class A Shares of the Fund as compared to a group of 5 to 4 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Group") and as compared to a universe of 20 to 4 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Universe") for periods ended June 30, 2006 over the 1-, 3-, 5- and 10-year periods. The directors also reviewed information prepared by the Adviser showing performance of the Class A Shares of the Fund as compared to the Lehman Brothers Global Government Bond Index (unhedged) (the "Index") for periods ended June 30, 2006 over the year to date ("YTD"), 1-, 3- and 5-year periods (information was not available for the 10-year and since inception periods (March 1992 inception)). The directors noted that in the Performance Group comparison the Fund was in the 2nd quintile in the 1-year period, 3rd quintile in the 3-year period, 5th quintile in the 5-year period and 1 out of 4 in the 10-year period, and in the Performance Universe comparison the Fund was in the 1st quintile in the 1- and 10-year periods, 2nd quintile in the 3-year period and 4th quintile in the 5-year period. The comparative information showed that the Fund outperformed the Index in the 1- and 3-year periods and underperformed the Index in the YTD and 5-year periods. Based on their review, the directors concluded that the Fund's relative performance over time was satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.


50 o ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST


The Adviser informed the directors that there are no institutional products managed by it which have a substantially similar investment style as the Fund. The directors reviewed information in the Adviser's Form ADV and noted that it charged institutional clients lower fees for advising comparably sized accounts using strategies that differ from those of the Fund but which involve investments in securities of the same type that the Fund invests in (i.e., fixed income taxable securities). They had previously received an oral presentation from the Adviser that supplemented such information. The directors noted that the Adviser advises a portfolio of another AllianceBernstein fund with a substantially similar investment style as the Fund for the same fee rate schedule as the Fund.

The Adviser reviewed with the directors the significant differences in the scope of services it provides to institutional clients and to the Fund. For example, the Advisory Agreement requires the Adviser to provide, in addition to investment advice, office facilities and officers (including officers to provide required certifications). The Adviser also coordinates the provision of services to the Fund by non-affiliated service providers and is responsible for the compensation of the Fund's Independent Compliance Officer and certain related expenses. The provision of these non-advisory services involves costs and exposure to liability. The Adviser explained that many of these services normally are not provided to non-investment company clients, and that fees charged to the Fund reflect the costs and risks of the additional obligations. The Adviser also noted that since the Fund is constantly issuing and redeeming its shares, it is more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups of funds in the same Lipper category created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of comparable funds and an Expense Universe as a broader group, consisting of all funds in the Fund's investment classification/objective with a similar load type as the Fund. The directors noted that because of the small number of funds in the Fund's Lipper category, at the request of the Adviser and the Fund's Senior Officer, Lipper had expanded the Expense Group to include peers that had a similar (but not the same) Lipper investment objective/ classification. The Expense Universe for the Fund was expanded by Lipper pursuant to Lipper's standard guidelines and not at the request of the Adviser or the Fund's Senior Officer. The Class A expense ratio of the Fund was based on the Fund's latest fiscal year expense ratio. The directors recognized that the expense ratio information for the Fund potentially reflected on the Adviser's provision of services, as the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that it was likely that the expense ratios of some funds in the Fund's Lipper category also were lowered by waivers or reimbursements by those funds' investment advisers, which in some cases were voluntary and perhaps temporary.


ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST o 51


The information reviewed by the directors showed that the Fund's at approximate current size contractual effective fee rate of 50 basis points was materially lower than the Expense Group median. The directors noted that the latest fiscal year administrative expense reimbursement by the Fund pursuant to the Advisory Agreement was 1 basis point. The directors also noted that the Fund's total expense ratio was slightly lower than the Expense Group median and materially lower than the Expense Universe median. The directors concluded that the Fund's expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints so that, if assets were to increase over the breakpoint levels, the fee rates would be reduced on the incremental assets. The directors also considered a presentation by an independent consultant discussing economies of scale issues in the mutual fund industry. The directors believe that economies of scale are realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no uniform methodology for establishing breakpoints that give effect to fund-specific services provided by the Adviser and to the economies of scale that the Adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect the Fund's operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its adviser's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different advisers have different cost structures and service models, it is difficult to draw meaningful conclusions from the comparison of a fund's advisory fee breakpoints with those of comparable funds. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund's breakpoint arrangements would result in a sharing of economies of scale in the event of a very significant increase in the Fund's net assets.


52 o ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST


THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS


SUMMARY OF SENIOR OFFICER'S EVALUATION OF INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the "Adviser") and the AllianceBernstein Global Government Income Trust (the "Fund"),(2) prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the "NYAG"). The Senior Officer's evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer's evaluation considered the following factors:

     1. Advisory fees charged to institutional and other clients of the Adviser for like services;

     2. Advisory fees charged by other mutual fund companies for like services;

     3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

     4. Profit margins of the Adviser and its affiliates from supplying such services;

     5.   Possible economies of scale as the Fund grows larger; and

     6. Nature and quality of the Adviser's services including the performance of the Fund.


FUND ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser's settlement with the NYAG in December 2003 is


(1) It should be noted that the information in the fee summary was completed on October 23, 2006 and presented to the Board of Directors on October 31-November 2, 2006.

(2) Future references to the Fund do not include "AllianceBernstein." References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Fund.


ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST o 53


based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory schedule.(3)

                                        Net Assets
           Advisory Fee Based on % of    09/30/06
Category    Average Daily Net Assets      ($MIL)     Fund
-------------------------------------------------------------------------------
High        50 bp on 1st $2.5 billion    $1,470.5    Global Government
Income      45 bp on next $2.5 billion               Income Trust
            40 bp on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund's most recently completed fiscal year, the Adviser received $93,000 (0.01% of the Fund's average daily net assets) for such services.

Set forth below are the Fund's total expense ratios as of the Fund's most recent semi-annual period:

Fund                     Total Expense Ratio(4)          Fiscal Year End
-------------------------------------------------------------------------------
Global Government          Class A     1.03%           September 30
Income Trust               Class B     1.75%
                           Class C     1.73%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund's third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund's investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of


(3) Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser's settlement with the NYAG.

(4)  Annualized.


54 o ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST


an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with substantially similar investment styles as the Fund. However, with respect to the Fund, the Adviser represented that there is no institutional product in the Form ADV that has a substantially similar investment style as the Fund.

The adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. ("AVPS"), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a substantially similar investment style as the Fund:(5)

Fund                          AVPS Portfolio        Fee Schedule
-------------------------------------------------------------------------------
Global Government          Americas Government      0.50% on first $2.5 billion
Income Trust(6)            Income Portfolio         0.45% on next $2.5 billion
                                                    0.40% on the balance

The Adviser represented that it does not sub-advise any registered investment company that has a similar investment strategy as the Fund.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. ("Lipper"), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services by other investment advisers. Lipper's


(5) It should be noted that AVPS was affected by the settlement between the Adviser and the NYAG.

(6)  The AVPS portfolio is a clone of the Fund.


ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST o 55


analysis included the Fund's ranking with respect to the proposed advisory fee(7) relative to the median of the Fund's Lipper Expense Group ("EG")(8) at the approximate current asset level of the Fund.

Lipper describes an EG as a representative sample of comparable funds. Lipper's standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds. However, because the Fund's original EG had an insufficient number of peers, at the request of the Adviser and the Senior Officer, Lipper expanded the Fund's EG to include peers that had a similar (but not the same) Lipper investment classification/objective.

                                      Contractual        Lipper
                                       Management     Expense Group
Fund                                     Fee(9)          Median            Rank
-------------------------------------------------------------------------------
Global Government
Income Trust(10)                         0.500           0.603             1/8

Because Lipper had expanded the Fund's EG, under Lipper's standard guidelines, the Fund's Lipper Expense Universe ("EU") was also expanded to include universes of those peers that had a similar (but not the same) Lipper investment objective/classification.(11) A "normal" EU will include funds that have the same investment objective/classification as the subject fund.(12) Set forth below is a


(7) The Fund's contractual management fee is calculated by Lipper using the Fund's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the Fund has the lowest effective fee rate in the Lipper peer group.

(8) Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

(9) The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative, and other services.

(10) The Fund's EG includes the Fund, four other Global Income funds and three other International Income funds.

(11) The expansion of the Fund's EU was not requested by the Adviser or the Senior Officer. They requested that only the EGs be expanded.

(12) Except for asset size comparability, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.


56 o ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST


comparison of the Fund's total expense ratio and the medians of the Fund's EGs and EUs. The Fund's total expense ratio rankings are also shown:

                      Expense   Lipper Exp.  Lipper   Lipper Exp.     Lipper
                       Ratio      Group      Group     Universe      Universe
Fund                  (%)(13)   Median (%)    Rank      Median (%)     Rank
-------------------------------------------------------------------------------
Global Government
Income Trust(14)       1.054     1.080         3/8       1.185         6/23

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

A consultant was retained by the Senior Officer to work with the Adviser's personnel to align the Adviser's two profitability reporting systems. The alignment, which now has been completed, allows the Adviser's management and the Directors to receive consistent presentations of the financial results and profitability although the two profitability reporting systems operate independently. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

The profitability information for the Fund prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer and the consultant. The Adviser's profitability from providing investment advisory services to the Fund increased during calendar year 2005, relative to 2004.

In addition to the Adviser's direct profits from managing the Fund, certain of the Adviser's affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship provided the affiliates' charges and services are competitive. These affiliates provide transfer agent and distribution related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges ("CDSC").

AllianceBernstein Investments, Inc. ("ABI"), an affiliate of the Adviser, is the Fund's principal underwriter. ABI and the Adviser have disclosed in the Fund's


(13) Most recently completed fiscal year Class A share total expense ratio.

(14) The Fund's EU includes all other retail front end load Global Income funds and International Income funds, excluding outliers.


ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST o 57


prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2005, ABI paid approximately 0.042% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $18.0 million for distribution services and educational support (revenue sharing payments). For 2006, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $17.5 million.(15) During the Fund's most recently completed fiscal year, ABI received from the Fund $94,828, $9,497,207 and $338,478 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. ("ABIS"), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS' after-tax profitability increased in 2005 in comparison to 2004. During the Fund's most recently completed fiscal year, ABIS received $1,000,866 in fees from the Fund.(16)

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedules being proposed reflect a sharing of economies of scale to the extent they exist. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

(15) ABI currently inserts the "Advance" in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an "independent mailing" would cost.

(16) The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occur within the transfer agent account as there is a one day lag with regards to money movement from the shareholder's account to the transfer agent's account and then the transfer agent's account to the Fund's account. During the Fund's most recently completed fiscal year, the fees paid by the Fund to ABIS were reduced by $11,698 under the offset agreement between the Fund and ABIS.


58 o ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST


An independent consultant, retained by the Senior Officer, made a presentation to the Board of Directors regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to the lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. In the meantime, it is clear that to the extent a fund's assets were to exceed the initial breakpoint its shareholders would benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $659 billion as of September 30, 2006, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information below shows the 1, 3, 5 and 10 year performance returns and rankings of the Fund(17) relative to the Fund's Lipper Performance Group ("PG") and Lipper Performance Universe ("PU")(18) for the periods ended June 30, 2006.(19)

                Fund
               Return    PG Median    PU Median    PG Rank       PU Rank
-------------------------------------------------------------------------------
1 year          1.60        0.48        0.22         2/5          4/20
3 year          5.15        5.14        3.94         3/5          5/19
5 year          6.80        7.72        7.26         5/5         10/16
10 year        10.22        6.63        5.26         1/4          1/14


(17) The performance returns and rankings are for the Class A shares of the Fund. It should be noted that the performance returns of the Fund that is shown was provided by the Adviser. Lipper maintains its own database that includes the Fund's performance returns. However, differences in the distribution price (ex-date versus payable date) and rounding differences may cause the Adviser's own performance returns of the Fund to be one or two basis points different from Lipper. To maintain consistency in this evaluation, the performance returns of the Fund, as reported by the Adviser, are provided instead of Lipper.

(18) The Fund's PG and PU are not identical to the Fund's EG and EU. The Fund's PG only includes peers from the Fund's EG that have the same Lipper investment classification/objective as the Fund. Funds with negative management fees are excluded from EUs but not necessarily from PUs. In addition, PUs only include funds of the same Lipper investment objective/classification as the Fund, in contrast to EUs, which include funds of similar but not the same investment objective/classification.

(19) Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the Fund even if a Fund may have had a different investment classification/objective at different points in time.


ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST o 59


Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold) versus its benchmark:(20)

                                        Periods Ending June 30, 2006
                                           Annualized Performance
-------------------------------------------------------------------------------
                                     1        3       5       10       Since
Funds                               Year     Year    Year    Year     Inception
-------------------------------------------------------------------------------
Global Government Income Trust      1.60     5.15    6.80    10.22      8.65
Lehman Brothers Global Government  -0.04     4.22    8.17     N/A       N/A
Bond Index (unhedged)


CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 15, 2006


(20) The Adviser provided fund and benchmark performance return information for periods through June 30, 2006.


60 o ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST


THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS


---------------------------------------------
Wealth Strategies Funds
---------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

---------------------------------------------
Blended Style Funds
---------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

---------------------------------------------
Growth Funds
---------------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund
Small Cap Growth Portfolio

Global & International

Global Health Care Fund
Global Research Growth Fund
Global Technology Fund
Greater China '97 Fund
International Growth Fund
International Research Growth Fund

---------------------------------------------
Value Funds
---------------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund
Growth & Income Fund
Real Estate Investment Fund
Small/Mid-Cap Value Fund
Utility Income Fund
Value Fund

---------------------------------------------
Global & International
---------------------------------------------
Global Value Fund
International Value Fund

---------------------------------------------
Taxable Bond Funds
---------------------------------------------
Global Government Income Trust*
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Intermediate Bond Portfolio*
Short Duration Portfolio
U.S. Government Portfolio

---------------------------------------------
Municipal Bond Funds
---------------------------------------------
National                 Michigan
Insured National         Minnesota
Arizona                  New Jersey
California               New York
Insured California       Ohio
Florida                  Pennsylvania
Massachusetts            Virginia

---------------------------------------------
Intermediate Municipal Bond Funds
---------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

---------------------------------------------
Closed-End Funds
---------------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

---------------------------------------------
Retirement Strategies Funds
---------------------------------------------
2000 Retirement Strategy
2005 Retirement Strategy
2010 Retirement Strategy
2015 Retirement Strategy
2020 Retirement Strategy
2025 Retirement Strategy
2030 Retirement Strategy
2035 Retirement Strategy
2040 Retirement Strategy
2045 Retirement Strategy


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our website at www.alliancebernstein.com or call us at 800.227.4618 for a current prospectus. You should read the prospectus carefully before you invest.

* Prior to February 1, 2006, Global Government Income Trust was named Americas Government Income Trust and Intermediate Bond Portfolio was named Quality Bond Portfolio.

** An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST o 61


ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672




     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS


GGIT-0151-0906



ITEM 2.  CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as
Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund's last two fiscal years for professional services rendered for: (i) the audit of the Fund's annual financial statements included in the Fund's annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

                                                   Audit-Related
                                      Audit Fees        Fees        TaxFees
                                      ----------    -------------     ------


                             2005       $56,000        $4,257       $18,304
                             2006       $60,500        $5,771       $19,275

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund's Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund's independent registered public accounting firm. The Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) - (c) are for services pre-approved by the Fund's Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund's Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include preparing an annual internal control report pursuant to Statement on Auditing Standards No. 70 ("Service Affiliates"):


                                                             Total Amount of
                                                       Foregoing Column Pre-
                                                       approved by the Audit
                               All Fees for                        Committee
                         Non-Audit Services            (Portion Comprised of
                            Provided to the               Audit-Related Fees)
                     Portfolio, the Adviser            (Portion Comprised of
                     and Service Affiliates                        (Tax Fees)
                     ----------------------                     ------------
                   2005            $897,457                      [$190,264]
                                                                 ($171,960)
                                                                  ($18,304)
                   2006            $686,534                      [$156,561]
                                                                 ($137,286)
                                                                  ($19,275)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor's independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.        DESCRIPTION OF EXHIBIT
-----------        ----------------------
12 (a) (1)         Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)         Certification of Principal Executive Officer Pursuant to
Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)         Certification of Principal Financial Officer Pursuant to
Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)             Certification of Principal Executive Officer and Principal
Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):  AllianceBernstein Global Government Income Trust, Inc.

By:   /s/ Marc O. Mayer
      ------------------
      Marc O. Mayer
      President

Date: November 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:  /s/ Marc O. Mayer
      ------------------
      Marc O. Mayer
      President

Date: November 28, 2005

By:   /s/ Joseph J. Mantineo
      -----------------------
      Joseph J. Mantineo
      Treasurer and Chief Financial Officer

Date: November 28, 2006